Registration Statement No. 333-94547

                     SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.   20549

                             Post-Effective
                             Amendment No. 1
                                   To
                                FORM S-8
                         REGISTRATION STATEMENT
                                  under
                       THE SECURITIES ACT OF 1933

                             MOTOROLA, INC.
(Exact name of registrant as specified in its charter)


              Delaware                           36-1115800
(State or other jurisdiction of     (I.R.S. Employer Identification No.)
 Incorporation or organization)

            1303 East Algonquin Road, Schaumburg, Illinois 60196
                              (847) 576-5000
            (Address, including zip code, and telephone number,
      including area code of registrant's principal executive offices)


                General Instrument Corporation Savings Plan
                          (Full Title of Plan)

                           Carl F. Koenemann
            Executive Vice President and Chief Financial Officer
                       1303 East Algonquin Road
                      Schaumburg, Illinois  60196
                          (847) 576-5000
        (Name, address, including zip code, and telephone number, including area code, of agent for service)


     The Registrant hereby amends this Registration Statement to remove from registration any of the shares of Common Stock, $3 par value, of Motorola, Inc. and interests in the General Instrument Corporation Savings Plan that remain unsold as of the date of the Post-Effective Amendment.

                  Motorola, Inc.

                  By: /s/Carl F. Koenemann
                  Carl F. Koenemann
                  Executive Vice President and Chief Financial Officer and its Agent for Service

Dated: May 10, 2001